UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2015

CAMBRIDGE PROJECTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54485	45-0713638
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 East Liberty Street, Suite 200

Reno, Nevada 89501
(Address of principal executive office)

1-702-666-4298
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01           Entry Into a Material Definitive Agreement

On November 20, 2015, Cambridge Projects Inc.’s (the “Company”) majority shareholder, sole director, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer, Locksley Samuels (“Seller”), completed a private common stock purchase agreement (the “Agreement”) to sell Seller’s entire 21,600,000 shares of the Company’s common stock to Shining Glory Investments Limited (“Purchaser”) for $300,000 from Purchaser’s own funds. As of the date of this Current Report on Form 8-K, the Company has 33,001,000 shares of common stock issued and outstanding. Purchaser’s sole officer and director is Mr. Ben Wong, and as a result of the sale, a change of control has occurred as Purchaser has acquired approximately 65.45% of the Company’s common stock issued and outstanding.

Pursuant to the terms and conditions of the Agreement, Seller has resigned from his positions as the Company’s sole director, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer, effective as of November 20, 2015.

On November 20, 2015, the Company’s board of directors (the “Board”) appointed Doris Zhou, 34, as the Company’s Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and board member.

Ms. Zhou earned a Bachelor’s degree in International Finance from Shenyang University in 2005. She has worked as an assistant and served as deputy general manager to the general manager of Dalian Great Wall Trade Co., Ltd. from 2007 – 2010, gaining experience with investor inquiries, investment contracts, and investor relations. Since 2010, Ms. Zhou has been an investment advisor and private equity investor in several private companies located in China, as well as managing other private equity funds.

A copy of the Agreement is incorporated by reference herein, and attached in its entirety as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.01           Changes in Control of Registrant

The information disclosed in Item 1.01 is incorporated by reference to this Item 5.01.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

The information disclosed in Item 1.01 is incorporated by reference to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Common Stock Purchase Agreement by and between Locksley Samuels, and Shining Glory Investments Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBRIDGE PROJECTS INC.

Dated: November 23, 2015	By:	/s/ Doris Zhou
Doris Zhou
Duly Authorized Officer, Chief Executive Officer